ABC
January 5, 2018

Registrant	File No.	Form	Original Filing Date	Amended Filing Date	Explanation
Pioneer Asset Allocation Trust	811-21569	N-SAR-B/A	9/29/17	1/5/18
The Registrant amended the Form N-SAR for the period ended July 31, 2017 to add changes in the registrant's certifying accountant (question 77K).
• To add Changes in registrant's certifying accountant.